UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 16, 2008

APAC Customer Services, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Illinois	0-26786	36-2777140
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

Six Parkway North, Deerfield, Illinois		60015
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	847-374-4980

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 17, 2008, APAC Customer Services, Inc. (the "Company") announced that Robert J. Keller, its Chief Executive Officer, would retire in 2008. Upon his retirement, Mr. Keller will also resign as a director of the Company. A copy of the press release announcing this event is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.

On January 16, 2008, the Company and Mr. Keller entered into an agreement pursuant to which Mr. Keller agreed to remain as Chief Executive Officer of the Company while the Board of Directors completed a search for his successor and to facilitate an orderly transition to the new Chief Executive Officer. In exchange for this commitment, the Company agreed to (i) treat Mr. Keller's departure from the Company as a termination without cause under the terms of his Amended and Restated Executive Employment Agreement, dated August 6, 2007; and (ii) guarantee the vesting of certain stock options and restricted common shares that are scheduled to vest in February and March 2008 regardless of the actual date of Mr. Keller's termination of employment. At the time of his actual termination of employment with the Company, Mr. Keller will be entitled to salary continuation for a period of two years and a prorata portion of any incentive actually earned in 2008, as well as continuation of medical benefits and life and long-term disability insurance benefits for a period of two years at the Company's expense. After July 1, 2008, Mr. Keller has the right to give the Company sixty days notice of his retirement date. A copy of the agreement between Mr. Keller and the Company is attached hereto as Exhibit 10.1 and is hereby incorporated by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit 10.1 Letter Agreement, dated January 16, 2008, between APAC Customer Services, Inc. and Robert J. Keller

Exhibit 99.1 Press Release of the Company, dated January 17, 2008

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APAC Customer Services, Inc.

January 17, 2008	By:	George H. Hepburn III

Name: George H. Hepburn III
Title: Senior Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

10.1	Letter Agreement, dated January 16, 2008, between APAC Customer Services, Inc. and Robert J. Keller
99.1	Press Release of the Company, dated January 17, 2008